                                                                      Exhibit 99

NEWS RELEASE


For Release: April 21, 2003

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
        President/Director of Marketing (740) 349-3710

                 PARK NATIONAL CORPORATION REPORTS EARNINGS FOR
                 THE QUARTER ENDED MARCH 31, 2003 AND DECLARES
                                    DIVIDEND

NEWARK, OHIO - Park National Corporation (Park) (AMEX:PRK) today announced earnings for the first quarter of 2003. Net income for the quarter totaled $23.166 million or $1.68 per share, compared to net income of $21.448 million or $1.53 per share for the first quarter of 2002. First quarter of 2003 net income and diluted earnings per share increased by 8.0% and 9.8%, respectively, from the first quarter of last year.

        The Board of Directors of Park declared a second quarter dividend of $.83 per share, payable June 10, 2003 to shareholders of record on May 23, 2003.

        Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Citizens National Bank of Urbana, The Security National Bank and Trust Co., Unity National Division, Scope Leasing, Inc., and Guardian Finance.

        Operating in twenty-five Ohio counties, Park and its subsidiaries have $5.1 billion in total consolidated assets, one hundred fourteen financial service offices and a network of one hundred sixteen automatic teller machines.

                            PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 MARCH 31, 2003

INCOME STATEMENT                                                                   PERCENT
THREE MONTHS ENDED MARCH 31,                              2003          2002        CHANGE
                                                          ----          ----        ------
NET INTEREST INCOME                                    $52,205       $52,247        -0.08%
-------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                3,433         4,519       -24.03%
-------------------------------------------------------------------------------------------
OTHER INCOME                                            15,455        11,795        31.03%
-------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                       (1,234)         (210)
-------------------------------------------------------------------------------------------
OTHER EXPENSE                                           30,069        29,216         2.92%
-------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                     32,924        30,097         9.39%
-------------------------------------------------------------------------------------------
NET INCOME                                              23,166        21,448         8.01%
-------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                1.68          1.54         9.09%
-------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                              1.68          1.53         9.80%
-------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                  0.83          0.76         9.21%
-------------------------------------------------------------------------------------------
RATIOS
RETURN ON AVERAGE ASSETS                                 1.96%         1.95%
-------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                18.56%        18.48%
-------------------------------------------------------------------------------------------
RETURN ON AVERAGE REALIZED EQUITY                       19.39%        18.97%
-------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                      4.83%         5.18%
-------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                        43.80%        44.86%
-------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                    0.21%         0.56%
-------------------------------------------------------------------------------------------


BALANCE SHEET
AT MARCH 31,

INVESTMENTS                                         $2,099,483    $1,428,836        46.94%
-------------------------------------------------------------------------------------------
LOANS                                                2,683,023     2,724,534        -1.52%
-------------------------------------------------------------------------------------------
LOAN LOSS RESERVE                                       64,062        60,693         5.55%
-------------------------------------------------------------------------------------------
GOODWILL AND OTHER INTANGIBLES                          15,486        20,369       -23.97%
-------------------------------------------------------------------------------------------
MORTGAGE LOAN SERVICING RIGHTS                           6,529         3,868        68.80%
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                         5,113,487     4,425,903        15.54%
-------------------------------------------------------------------------------------------
DEPOSITS                                             3,486,077     3,330,782         4.66%
-------------------------------------------------------------------------------------------
BORROWINGS                                           1,054,500       562,937        87.32%
-------------------------------------------------------------------------------------------
EQUITY                                                 521,227       471,969        10.44%
-------------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                                     37.84         33.88        11.69%
-------------------------------------------------------------------------------------------
RATIOS
LOANS/ASSETS                                            52.47%        61.56%
-------------------------------------------------------------------------------------------
NONPERFORMING LOANS/LOANS                                0.81%         0.84%
-------------------------------------------------------------------------------------------
PAST DUE 90 DAY LOANS/LOANS                              0.34%         0.20%
-------------------------------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                                  2.39%         2.23%
-------------------------------------------------------------------------------------------
EQUITY/ASSETS                                           10.19%        10.66%
-------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
Consolidated Statement of Income
(dollars in thousands, except per share data)

                                                                          THREE MONTHS ENDED
                                                                               MARCH 31,
                                                               ------------------------------------------
                                                                     2003                    2002
---------------------------------------------------------------------------------------------------------
Interest income:
   Interest and fees on loans                                            $46,918                 $53,192
---------------------------------------------------------------------------------------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                             20,260                  19,751
---------------------------------------------------------------------------------------------------------
      Obligations of states and political subdivisions                     1,605                   1,801
---------------------------------------------------------------------------------------------------------
   Other interest income                                                      80                     130
---------------------------------------------------------------------------------------------------------
         TOTAL INTEREST INCOME                                            68,863                  74,874
---------------------------------------------------------------------------------------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                                          2,352                   3,260
---------------------------------------------------------------------------------------------------------
      Time deposits                                                       11,200                  15,159
---------------------------------------------------------------------------------------------------------
   Interest on borrowings                                                  3,106                   4,208
---------------------------------------------------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                              16,658                  22,627
---------------------------------------------------------------------------------------------------------

         NET INTEREST INCOME                                              52,205                  52,247
---------------------------------------------------------------------------------------------------------

Provision for loan losses                                                  3,433                   4,519
---------------------------------------------------------------------------------------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                               48,772                  47,728
---------------------------------------------------------------------------------------------------------

Other income                                                              15,455                  11,795
---------------------------------------------------------------------------------------------------------

Gain (loss) on sale of securities                                         (1,234)                   (210)
---------------------------------------------------------------------------------------------------------

Other expense:
   Salaries and employee benefits                                         17,536                  16,251
---------------------------------------------------------------------------------------------------------
   Occupancy expense                                                       1,732                   1,539
---------------------------------------------------------------------------------------------------------
   Furniture and equipment expense                                         1,627                   1,529
---------------------------------------------------------------------------------------------------------
   Other expense                                                           9,174                   9,897
---------------------------------------------------------------------------------------------------------
      TOTAL OTHER EXPENSE                                                 30,069                  29,216
---------------------------------------------------------------------------------------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                               32,924                  30,097
---------------------------------------------------------------------------------------------------------

Federal income taxes                                                       9,758                   8,649
---------------------------------------------------------------------------------------------------------

         NET INCOME                                                      $23,166                 $21,448
=========================================================================================================

PER SHARE:

         NET INCOME  -  BASIC                                              $1.68                   $1.54
---------------------------------------------------------------------------------------------------------
         NET INCOME  -  DILUTED                                            $1.68                   $1.53
---------------------------------------------------------------------------------------------------------

         WEIGHTED AVERAGE SHARES - BASIC                              13,780,828              13,936,340
---------------------------------------------------------------------------------------------------------
         WEIGHTED AVERAGE SHARES - DILUTED                            13,824,663              13,973,050
---------------------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)



                                                                                              MARCH 31,
                                                                                  ----------------------------------
                                                                                        2003             2002
--------------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                                $165,047         $127,346
--------------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                       38,200                0
--------------------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                                    50               50
--------------------------------------------------------------------------------------------------------------------
   Investment securities                                                                 2,099,483        1,428,836
--------------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                                      2,683,023        2,724,534
--------------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                                       64,062           60,693
--------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                         2,618,961        2,663,841
--------------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                         38,190           39,594
--------------------------------------------------------------------------------------------------------------------
   Other assets                                                                            153,556          166,236
--------------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                                $5,113,487       $4,425,903
--------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest bearing                                                                 $528,509         $480,163
--------------------------------------------------------------------------------------------------------------------
      Interest bearing                                                                   2,957,568        2,850,619
--------------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                                  3,486,077        3,330,782
--------------------------------------------------------------------------------------------------------------------
   Borrowings                                                                            1,054,500          562,937
--------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                        51,683           60,215
--------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                               4,592,260        3,953,934
--------------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized in 2003 and 2002;
         14,541,752 shares issued in 2003
         and 14,540,498 in 2002)                                                           105,841          105,770
--------------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                                  24,512            3,043
--------------------------------------------------------------------------------------------------------------------
      Retained earnings                                                                    458,032          414,729
--------------------------------------------------------------------------------------------------------------------
      Treasury stock (766,121 shares in 2003 and 607,926 shares in 2002)                   (67,158)         (51,573)
--------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                        521,227          471,969
--------------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $5,113,487       $4,425,903
--------------------------------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)


                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                       ----------------------------------
                                                                             2003             2002
---------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                     $135,140         $127,834
---------------------------------------------------------------------------------------------------------
   Federal funds sold                                                            21,638           29,587
---------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                         50               50
---------------------------------------------------------------------------------------------------------
   Investment securities                                                      1,804,175        1,413,744
---------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                           2,675,702        2,747,018
---------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                            62,953           60,644
---------------------------------------------------------------------------------------------------------
      LOANS, NET                                                              2,612,749        2,686,374
---------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                              38,736           39,936
---------------------------------------------------------------------------------------------------------
   Other assets                                                                 176,384          163,456
---------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                     $4,788,872       $4,460,981
---------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest bearing                                                      $512,112         $484,226
---------------------------------------------------------------------------------------------------------
      Interest bearing                                                        2,895,747        2,828,919
---------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                       3,407,859        3,313,145
---------------------------------------------------------------------------------------------------------
   Borrowings                                                                   819,246          612,750
---------------------------------------------------------------------------------------------------------
   Other liabilities                                                             55,466           64,499
---------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                    4,282,571        3,990,394
---------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock                                                              105,772          105,771
---------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                       21,681           12,110
---------------------------------------------------------------------------------------------------------
      Retained earnings                                                         445,261          403,496
---------------------------------------------------------------------------------------------------------
      Treasury stock                                                            (66,413)         (50,790)
---------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                             506,301          470,587
---------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $4,788,872       $4,460,981
---------------------------------------------------------------------------------------------------------